Exhibit 99.2

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to
   Section 16:                                   [ ]

   Name and Address:                             Oracle Associates, LLC
                                                 200 Greenwich Avenue,
                                                 3rd Floor
                                                 Greenwich, CT 06830

   Issuer and Ticker Symbol:                     Mediware Information
                                                 Systems, Inc. (MEDW)

   Date of Earliest Transaction:                 9/29/05

   Relationship to Issuer:                       10% Owner

   Designated Filer:                             Larry N. Feinberg

   TABLE I INFORMATION
   Title of Security:                            Common Stock
   Transaction Date:                             9/29/05
   Transaction Code:                             S
   Securities Disposed:                          9,800
   Acquired or Disposed:                         D
   Price:                                        $8.00
   Ownership Form:                               I
   Amount Beneficially Owned After Transaction   912,500
   Nature of Indirect Beneficial Ownership       (3)

   TABLE I INFORMATION
   Title of Security:                            Common Stock
   Transaction Date:                             9/7/05
   Transaction Code:                             S
   Securities Disposed:                          2,900
   Acquired or Disposed:                         D
   Price:                                        $8.00
   Ownership Form:                               I
   Amount Beneficially Owned After Transaction   909,600
   Nature of Indirect Beneficial Ownership       (3)

   Signature:                                    ORACLE ASSOCIATES, LLC


                                                 By: /s/ Larry N. Feinberg
                                                    ---------------------------
                                                    Name:  Larry N. Feinberg
                                                    Title: Managing Member

   Date:                                            October 3, 2005